SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     September 14, 2005 (September 13, 2005)
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                Date of Report (Date of earliest event reported)

                               Fedders Corporation
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             (Exact name of Registrant as specified in its charter)

           Delaware                    1-8831                  22-2572390

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 (State or other jurisdiction   (Commission File No.)        (IRS Employer
      of Incorporation)                                  Identification Number)


                              505 Martinsville Road
                      Liberty Corner, New Jersey 07938-0813

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          (Address of principal executive offices, including zip code)

                                 (908) 604-8686

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              (Registrant's telephone number, including area code)

                                 Not Applicable

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          (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

         On September 13, 2005, Fedders Corporation (the "Company") and Fedders North America, Inc. ("FNA") entered into a first supplemental indenture and waiver (the "First Supplemental Indenture"), to the Indenture, dated as of March 8, 2004 among FNA, the guarantors named therein and U.S. Bank National Association, as Trustee (the "Trustee") (the "Indenture") with respect to the Company's 9 7/8% Senior Notes due 2014 (the "Notes").

         The First Supplemental Indenture waives FNA's default under the Indenture for its failure to timely file its Form 10-K for the year ended December 31, 2004 and for its failure to timely file its subsequent quarterly reports.

         The First Supplemental Indenture also amends certain covenants of the Indenture to include Fedders Corporation. In addition, the First Supplemental Indenture restricts the Company and FNA from making restricted payments, incurring debt obligations or making acquisitions during the waiver period, as defined in the First Supplemental Indenture (the "Waiver Period"), and requires that the Company enter into a pledge agreement pursuant to which it grants a second lien in the stock of Fedders International, Inc., to secure its obligations under its guarantee in the Indenture.

         As disclosed in the Form 8-K filed on September 1, 2005, FNA did not make a semi-annual interest payment to the Noteholders on or before September 1, 2005 in order to complete the documentation required for the First Supplemental Indenture. Under the terms of the Indenture, a failure to make an interest payment by the date due is not an event of default if the payment is made within 30 days from the date it was originally due. FNA paid all accrued interest due on the Notes on September 14, 2005, within the grace period provided in the Indenture.

         The above description of the First Supplemental Indenture is a summary only and is qualified in its entirety by reference to the First Supplemental Indenture which is filed as Exhibit 4.1 to this Current Report on Form 8-K.

         A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

         The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. This information, which has not been previously reported to the public, contains information which was included in a presentation made to the Noteholders on July 27, 2005 pursuant to a confidentiality agreement signed by the Noteholders in connection with FNA seeking a waiver for its default under the Indenture.

         This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01.     Financial Statements and Exhibits.

       (c)     Exhibits

               Exhibit 4.1 First Supplemental Indenture and Waiver dated September 13, 2005 among Fedders Corporation, Fedders North America, Inc., the guarantors named in the Indenture and U.S. Bank National Association, as Trustee.

               Exhibit 99.1   Press   release  of  Fedders   Corporation   dated
                              September 14, 2005.

               Exhibit 99.2 Information included in a presentation to holders of $155 Million Senior Notes of Fedders North America, Inc. on July 27, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FEDDERS CORPORATION


Dated: September 14, 2005
                                           By: /s/ Kent E. Hansen
                                               -------------------------------
                                               Name:  Kent E. Hansen
                                               Title: Executive Vice President

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                                  EXHIBIT INDEX

Exhibit No.

Exhibit 4.1 First Supplemental Indenture and Waiver dated September 13, 2005 among Fedders Corporation, Fedders North America, Inc., the guarantors named in the Indenture and U.S. Bank National Association, as Trustee.

Exhibit 99.1  Press release of Fedders Corporation dated September 14, 2005.

Exhibit 99.2 Information included in a presentation to holders of $155 Million Senior Notes of Fedders North America, Inc. on July 27, 2005.